Exhibit No. 32.1
Form 10-KSB
Viral Genetics, Inc.
File No. 000-26875

                Certification Pursuant to 18 U.S.C. Section 1350,
                       as Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002.

         In connection with the Annual Report of Viral Genetics, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Haig Keledjian, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: April 13, 2004                             By:  /s/ Haig Keledjian
                                                      -------------------------
                                                      Chief Executive Officer
                                                      Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Viral Genetics, Inc. and will be retained by Viral Genetics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.